Exhibit 99.1
THE FOLLOWING UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION IS PRESENTED FOR ILLUSTRATIVE PURPOSES ONLY AND IS NOT NECESSARILY AN INDICATION OF THE FUTURE FINANCIAL POSITION OR RESULTS OF OPERATIONS OF THE COMPANY.

Management has prepared the following unaudited pro forma condensed consolidated financial statements, which are based on historical consolidated financial statements of the Company and adjusted to give effect to the abandonment of the majority of its fruit producing trees, which occurred on April 21, 2025, as described in this Current Report on Form 8-K.

Under generally accepted accounting principles (GAAP), a long-lived asset to be abandoned is considered disposed of when it ceases to be used. Consequently, the Unaudited Pro Forma Condensed Consolidated Balance Sheet at December 31, 2024 has been prepared to reflect the April 2025 abandonment of those trees as a disposition, as if that transaction had occurred on December 31, 2024. The Unaudited Pro Forma Condensed Consolidated Statements of Operations for the year ended September 30, 2024 and the three month period ended December 31, 2024 have been prepared to present the results of operations of the Company as if the abandonment of the trees had occurred at October 1, 2023, the beginning of the first period presented.

The following unaudited pro forma condensed consolidated financial statements should be read in conjunction with the Company's consolidated financial statements and notes thereto that are incorporated by reference in the Company's Annual Report on Form 10-K for the year ended September 30, 2024 and the Company's Quarterly Report on Form 10-Q for the three months ended December 31, 2024. In the Company's opinion, all significant adjustments necessary to reflect the disposition have been made.

ALICO, INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
DECEMBER 31, 2024
(in thousands, except share amounts)

	Historical (A)	Transaction Accounting Adjustments		Total Pro Forma
ASSETS
Current assets:
Cash and cash equivalents	$4,388			$4,388
Accounts receivable, net	8,602	(4,603)	B	3,999
Inventories	20,814	(16,262)	C	4,552
Income tax receivable	1,958			1,958
Assets held for sale	3,345			3,345
Prepaid expenses and other current assets	1,711			1,711
Total current assets	40,818	(20,865)		19,953
Restricted cash	762			762
Property and equipment, net	350,907	(211,926)	D	138,981
Goodwill	2,246			2,246
Deferred tax assets	—	13,285	E	13,285
Other non-current assets	2,863	(591)	F	2,272
Total assets	$397,596	$(220,097)		$177,499

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$3,236	$(2,147)	G	$1,089
Accrued liabilities	3,293	(207)	H	3,086
Current portion of long-term debt	1,410			1,410
Other current liabilities	498			498
Total current liabilities	8,437	(2,354)		6,083
Long-term debt, net	81,984			81,984
Lines of credit	21,494	(19,967)	H	1,527
Deferred income tax liabilities, net	38,694	(38,694)	E	—
Other liabilities	146			146
Total liabilities	150,755	(61,015)		89,740
Commitments and Contingencies - Note 12.
Stockholders’ equity:
Preferred stock, no par value, 1,000,000 shares authorized; none issued	—			—
Common stock, $1.00 par value, 15,000,000 shares authorized; 8,416,145 shares issued and 7,633,069 and 7,628,639 shares outstanding at December 31, 2024 and September 30, 2024, respectively	8,416			8,416
Additional paid in capital	20,226			20,226
Treasury stock, at cost, 783,076 and 787,506 shares held at December 31, 2024 and September 30, 2024, respectively	(26,557)			(26,557)
Retained earnings	239,704	(159,082)		80,622
Total Alico stockholders’ equity	241,789	(159,082)		82,707
Noncontrolling interest	5,052			5,052
Total stockholders’ equity	246,841	(159,082)		87,759
Total liabilities and stockholders’ equity	$397,596	$(220,097)		$177,499

ALICO, INC.
NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
DECEMBER 31, 2024

(A)    Historical unaudited condensed consolidated balance sheet data derived from Alico, Inc.'s Quarterly Report on Form 10-Q as of December 31, 2024.
(B)    Represents adjustments to reduce Accounts receivable for amounts due from fruit sales generated by the trees, which were abandoned.
(C)    Represents adjustments to reduce Inventories for amounts spent on certain caretaking costs of the trees, which were abandoned.
(D)    Represents adjustments to reduce Property and equipment for the write-off of the trees and certain other equipment related to the caretaking of the abandoned groves.
(E)    Principally represents adjustments to adjust deferred taxes for the write-off of the trees by reversing the book/tax difference on the trees, which were abandoned.
(F)    Represents adjustments to reduce Other non-current assets for certain prepaids which will not be recovered.
(G)    Represents adjustments to reduce Accounts payable for a portion of the amounts due to vendors for caretaking and other costs related to the trees, which were abandoned.
(H)    Represents adjustments to reduce accrued interest and borrowings under the Lines of credit for spending on caretaking of the trees, which were abandoned.

ALICO, INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE THREE MONTHS ENDED DECEMBER 31, 2024
(in thousands, except per share amounts)

	Historical (A)	Transaction Accounting Adjustments		Total Pro Forma
	2024
Operating revenues:
Alico Citrus	$16,326	$(11,344)	B	$4,982
Land Management and Other Operations	568			568
Total operating revenues	16,894	(11,344)		5,550
Operating expenses:
Alico Citrus	25,111	(17,167)	C	7,944
Land Management and Other Operations	21			21
Total operating expenses	25,132	(17,167)		7,965
Gross loss	(8,238)	5,823		(2,415)
General and administrative expenses	2,586	(24)	D	2,562
Loss from operations	(10,824)	5,847		(4,977)
Other (expense) income, net:
Interest income	47			47
Interest expense	(898)	271	E	(627)
Other income, net	244			244
Total other (expense) income, net	(607)	271		(336)
(Loss) income before income taxes	(11,431)	6,118		(5,313)
Income tax (benefit) provision	(2,180)	1,621	F	(559)
Net (loss) income	(9,251)	4,497		(4,754)
Net loss attributable to noncontrolling interests	84			84
Net (loss) income attributable to Alico, Inc. common stockholders	$(9,167)	$4,497		$(4,670)
Per share information attributable to Alico, Inc. common stockholders:
Earnings per common share:
Basic	$(1.20)	$0.59		$(0.61)
Diluted	$(1.20)	$0.59		$(0.61)
Weighted-average number of common shares outstanding:
Basic	7,633			7,633
Diluted	7,633			7,633

ALICO, INC.
NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE THREE MONTHS ENDED DECEMBER 31, 2024

(A)    Historical unaudited condensed consolidated statement of operations data derived from Alico, Inc.'s Quarterly Report on Form 10-Q as of December 31, 2024.
(B)    Represents adjustments to eliminate the revenue generated from the sales of fruit produced on the trees in the groves that were abandoned.
(C)    Represents adjustments to eliminate certain caretaking costs incurred to grow the fruit produced on the trees that were abandoned.
(D)    Represents adjustments to eliminate certain administrative overhead costs associated with employees who performed caretaking of the trees that were abandoned.
(E)    Represents adjustments to reduce the interest expense on the Company's Revolving Line of Credit for borrowings incurred to cover certain caretaking costs associated with the abandoned trees.
(F)    Represents adjustments to reflect the effect applying the statutory tax rate of 26.5% to the pre-tax adjustments to the consolidated statement of operations.

ALICO, INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED SEPTEMBER 30, 2024
(in thousands, except per share amounts)

	Historical (A)	Transaction Accounting Adjustments		Total Pro Forma
	2024
Operating revenues:
Alico Citrus	$45,059	$(33,501)	B	$11,558
Land Management and Other Operations	1,584			1,584
Total operating revenues	46,643	(33,501)		13,142
Operating expenses:				—
Alico Citrus	102,628	(83,961)	C	18,667
Land Management and Other Operations	398			398
Total operating expenses	103,026	(83,961)		19,065
Gross (loss) profit	(56,383)	50,460		(5,923)
General and administrative expenses	11,071	(40)	D	11,031
Loss from operations	(67,454)	50,500		(16,954)
Other income (expense), net:				—
Interest income	385			385
Interest expense	(3,538)	535	E	(3,003)
Gain on sale of property & equipment	81,559			81,559
Total other income, net	78,406	535		78,941
Income before income taxes	10,952	51,035		61,987
Income tax provision	4,597	13,524	F	18,121
Net income	6,355	37,511		43,866
Net loss attributable to noncontrolling interests	618			618
Net income attributable to Alico, Inc. common stockholders	$6,973	$37,511		$44,484
Per share information attributable to Alico, Inc. common stockholders:
Earnings per common share:
Basic	$0.91	$4.93		$5.84
Diluted	$0.91	$4.93		$5.84
Weighted-average number of common shares outstanding:
Basic	7,622			7,622
Diluted	7,622			7,622

ALICO, INC.
NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED SEPTEMBER 30, 2024

(A)    Historical condensed consolidated statement of operations data derived from Alico, Inc.'s Annual Report on Form 10-K as of September 30, 2024.
(B)    Represents adjustments to eliminate the revenue generated from the sales of fruit produced on the trees in the groves that were abandoned.
(C)    Represents adjustments to eliminate certain caretaking costs incurred to grow the fruit produced on the trees that were abandoned.
(D)    Represents adjustments to eliminate certain administrative overhead costs associated with employees who performed caretaking of the trees that were abandoned.
(E)    Represents adjustments to reduce the interest expense on the Company's Revolving Line of Credit for borrowings incurred to cover certain caretaking costs associated with the abandoned trees.
(f)    Represents adjustments to reflect the effect applying the statutory tax rate of 26.5% to the pre-tax adjustments to the consolidated statement of operations.